UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-02021

DWS Securities Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2013

ITEM 1.	REPORT TO STOCKHOLDERS

December 31, 2013

Annual Report

to Shareholders

DWS RREEF Global Real Estate Securities Fund

Contents
3 Letter to Shareholders
4 Portfolio Management Review
10 Performance Summary
12 Investment Portfolio
19 Statement of Assets and Liabilities
21 Statement of Operations
23 Statement of Changes in Net Assets
24 Financial Highlights
28 Notes to Financial Statements
40 Report of Independent Registered Public Accounting Firm
41 Information About Your Fund's Expenses
42 Tax Information
43 Advisory Agreement Board Considerations and Fee Evaluation
48 Board Members and Officers
54 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. There are special risks associated with an investment in real estate, including REITS. These risks include credit risk, interest rate fluctuations and the impact of varied economic conditions. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DWS Investments Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Having recently joined Deutsche Asset & Wealth Management as president of the DWS funds and head of Fund Administration, I'd like to take this opportunity to introduce myself. I come with 20 years of experience in asset management and the mutual fund industry. My job is to work closely with your fund board to ensure optimal oversight of the DWS funds' management and operations. I look forward to serving in this role on your behalf.

As for the economy, experts seem to agree that both the U.S. and global economies are recovering. Interest rates, while destined to rise to a level more in line with historical "normal" at some point, will likely remain relatively low for the foreseeable future. The stock markets continue to demonstrate strength as housing rebounds, American manufacturing strengthens, the U.S. budget deficit improves and unemployment continues to move lower. However, uncertainty persists regarding the pace of the recovery, the eventual tapering of government bond purchases, the potential for further political gridlock around the fiscal impasse and lingering effects of the financial crisis. All this uncertainty may well contribute to volatility in both the bond and stock markets.

It may help to remember that market fluctuations are not unusual. However, significant market swings may also reflect behavior that is driven more by investor emotion than any fundamental factors relating to the securities in question. If volatility is making you nervous, it may be time to review your investments. A trusted financial advisor can help you determine if a strategy change is appropriate and identify risk management strategies that serve your specific goals and situation.

Best regards,
Brian Binder

President, DWS Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 11 for more complete performance information.

Investment Strategy
Under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity and debt securities issued by real estate companies, such as real estate investment trusts (REITs), REIT-like structures or real estate operating companies.

For its most recent fiscal year ended December 31, 2013, DWS RREEF Global Real Estate Securities Fund returned 2.92%. In comparison, the fund's benchmark, the FTSE EPRA/NAREIT Developed Index, returned 4.39%.

During 2013, the global real estate securities market lagged the broader equity market as rising bond yields weighed on real estate investment trust (REIT) share prices. Equity markets started the year 2013 on a positive note as an eleventh-hour deal by the U.S. Congress to avoid the "fiscal cliff" sent markets sharply higher. Improving economic data from China, expectations for further Japanese monetary easing and solid earnings continued to support positive market momentum. In the second quarter of 2013, hints that the U.S. Federal Reserve Board's (the Fed's) asset purchase program might soon end sparked a fresh round of volatility. Headlines out of Washington dominated financial markets for much of October 2013, as corporate earnings and economic releases were overshadowed by the ongoing fiscal stalemate in the United States. As many had feared, the U.S. government entered a partial shutdown on October 1, 2013 after Congress failed to pass a continuing resolution to fund the budget. The stalemate persisted until the Senate crafted a deal to end the shutdown and raise the nation's debt ceiling. Toward the end of the year, the Fed's long-awaited tapering announcement proved to be a non-event for most investors, and the broad stock market finished the year sharply higher. In Europe, a similar story emerged, with markets rallying into year- end, following the Fed's tapering announcement. Even in peripheral Europe, there were signs of recovery, although the area is diverse and investors are just beginning to identify the best investments there.

Both stock selection and regional allocation contributed to relative performance over the past 12 months ending December 31, 2013. Stock selection was strongest in Japan, Asia ex-Japan and Continental Europe. In contrast, stock selection in Australia, the Americas and the United Kingdom detracted from returns. From a regional allocation perspective, an overweight to the outperforming Japan region provided the largest boost to performance, while an underweight to the underperforming Asia ex-Japan and Americas regions also contributed to performance. Regional positioning had a minimal impact in Australia and Europe.

Positive Contributors to Fund Performance

The fund's overweight position in the Japanese property developer Tokyo Tatemono Co., Ltd. contributed to relative return. The fund also benefited from an underweight position in some underperforming stocks within the Americas, in particular the health care real estate firms Health Care REIT, Inc. and HCP, Inc. In addition, an overweight to the U.S. hotel company LaSalle Hotel Properties (REIT) contributed, as did an overweight to the apartment REIT AvalonBay Communities, Inc.

"While the potential for rising bond yields poses the most immediate risk to real estate security prices, we believe that the positive fundamental backdrop for real estate will far outweigh the normalization of historically low rates."

Negative Contributors to Fund Performance

The fund's overweight positions in some underperforming companies in the Americas also detracted from performance. In particular, these holdings were in American Campus Communities, Inc. and Taubman Centers, Inc. (REIT). In addition, an overweight to Norwegian Property ASA weighed on relative return. The fund's overweight positions in several U.S. REITs also hampered results, in particular Glimcher Realty Trust, CBL & Associates Properties, Inc. and Post Properties, Inc.

Ten Largest Equity Holdings at December 31, 2013 (28.1% of Net Assets)	Country	Percent
1. Simon Property Group, Inc. Owner and operator of regional shopping malls	United States	4.7%
2. Mitsubishi Estate Co., Ltd. Owner and developer of residential and office properties	Japan	4.3%
3. Mitsui Fudosan Co., Ltd. Builds, sells, leases and manages real estate properties	Japan	2.7%
4. Ventas, Inc. Owns and leases long-term health care facilities	United States	2.7%
5. Boston Properties, Inc. Developer of commercial and industrial real estate	United States	2.7%
6. Equity Residential Operator of multifamily properties	United States	2.3%
7. Sumitomo Realty & Development Co., Ltd. Developer, manager and seller of homes and condominiums	Japan	2.3%
8. Unibail-Rodamco SE Investor and developer of real estate investments	France	2.2%
9. AvalonBay Communities, Inc. Self-managed, multi-family real estate investment trust	United States	2.1%
10. Public Storage Owner and operator of personal and business mini-warehouses	United States	2.1%
Portfolio holdings and characteristics are subject to change.
For more complete details about the fund's investment portfolio, see page 12. A quarterly Fact Sheet is available on dws-investments.com or upon request. Please see the Account Management Resources section on page 54 for contact information.

Outlook and Positioning

We expect interest rates to move higher as the global economy improves, though uncertainties surrounding fiscal and monetary policy will likely lead to intermittent bouts of volatility. The U.S. housing and labor markets appear to be improving, while the Eurozone seems to be successfully emerging from the longest recession in its history. While the potential for rising bond yields poses the most immediate risk to real estate security prices, we believe that the positive fundamental backdrop for real estate will far outweigh the normalization of historically low rates. As uncertainty surrounding monetary policy fades, we believe that real estate valuations will soon reflect positive fundamental factors. In addition, commercial real estate stands to benefit from strengthening economic conditions, continued low supply and strong tenant demand, which should lead to multiple years of cash flow growth. At present, we are underweight the health care real estate sector, while we favor higher quality, lower-leverage property stocks and real estate issues linked to an improving global economy.

Portfolio Management Team

John F. Robertson, CFA, Managing Director

Lead Portfolio Manager of the fund. Joined the fund in 2006.

— Joined Deutsche Asset & Wealth Management in 1997; previously was an Assistant Vice President of Lincoln Investment Management responsible for REIT research.

— Head of Real Estate & Infrastructure Securities for Deutsche Asset & Wealth Management with over 24 years of investment industry experience.

— BA, Wabash College; MBA, Indiana University.

Daniel Ekins, Managing Director

Portfolio Manager of the fund. Joined the fund in 2006.

— Joined Deutsche Asset & Wealth Management in 1997.

— Over 28 years of investment industry experience.

— BS, University of South Australia.

John Hammond, Managing Director

Portfolio Manager of the fund. Joined the fund in 2006.

— Joined Deutsche Asset & Wealth Management in 2004; previously was Director at Schroder Property Investment Management and Director at Henderson Global Investors.

— Over 22 years of investment industry experience.

— BSc, University of Reading, UK.

John W. Vojticek, Managing Director

Portfolio Manager of the fund. Joined the fund in 2006.

— Joined Deutsche Asset & Wealth Management in 2004; previously worked as Principal at KG Redding and Associates, March 2004–September 2004, and Managing Director of RREEF from 1996–March 2004, and Deutsche Asset & Wealth Management from 2002–March 2004.

— Chief Investment Officer of Real Estate & Infrastructure Securities for Deutsche Asset & Wealth Management with over 17 years of investment industry experience.

— BS, University of Southern California.

Joseph D. Fisher, CFA, Director

Portfolio Manager of the fund. Joined the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 2004; previously served in the Real Estate Equity Investment Management Group at Principal Real Estate Investors.

— Over 10 years of investment industry experience.

— BBA, The University of Iowa; MBA, Kellogg School of Management, Northwestern University.

David W. Zonavetch, CPA, Director

Portfolio Manager of the fund. Joined the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 1998; previously worked as Senior Accountant in Corporate Finance and as an Analyst at Cendant Mobility.

— Over 17 years of investment industry experience.

— BS, University of Illinois at Urbana-Champaign.

Chris Robinson, Director

Portfolio Manager of the fund. Joined the fund in 2012.

— Joined Deutsche Asset & Wealth Management in 2003; previously served as a real estate equities research analyst at ING Investment Management.

— Over 15 years of investment industry experience.

— BS, The Australian Catholic University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The FTSE EPRA/NAREIT Developed Index tracks the performance of developed-market REITs. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

The Eurozone refers to a currency union among the 17 members of the European Union states that have adopted the euro as their sole currency.

Performance Summary December 31, 2013
Class A	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 12/31/13
Unadjusted for Sales Charge	2.92%	14.35%	1.88%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–3.00%	13.00%	1.08%
MSCI World Index†	26.68%	15.02%	5.30%
FTSE EPRA/NAREIT Developed Index††	4.39%	16.06%	3.38%
Class C	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 12/31/13
Unadjusted for Sales Charge	2.08%	13.43%	1.02%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	2.08%	13.43%	1.02%
MSCI World Index†	26.68%	15.02%	5.30%
FTSE EPRA/NAREIT Developed Index††	4.39%	16.06%	3.38%
Class S	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 12/31/13
No Sales Charges	3.01%	14.62%	2.11%
MSCI World Index†	26.68%	15.02%	5.30%
FTSE EPRA/NAREIT Developed Index††	4.39%	16.06%	3.38%
Institutional Class	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 12/31/13
No Sales Charges	3.29%	14.76%	2.24%
MSCI World Index†	26.68%	15.02%	5.30%
FTSE EPRA/NAREIT Developed Index††	4.39%	16.06%	3.38%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2013 are 1.56%, 2.35%, 1.37% and 1.20% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended December 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on July 5, 2006. The performance shown for the index is for the time period of June 30, 2006 through December 31, 2013, which is based on the performance period of the life of the Fund.

† The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The index consists of 24 developed market country indices. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

†† The FTSE EPRA/NAREIT Developed Index is an unmanaged, market-weighted index designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, trading and development of income-producing real estate. The index is designed to reflect the stock performance of companies engaged in specific aspects of major world real estate markets/regions. The index is calculated using closing market prices and translates into U.S. dollars using Reuters closing price.

	Class A	Class C	Class S	Institutional Class
Net Asset Value
12/31/13	$8.03	$8.08	$8.04	$8.02
12/31/12	$8.09	$8.13	$8.11	$8.08
Distribution Information as of 12/31/13
Income Dividends, Twelve Months	$.29	$.23	$.31	$.32

Investment Portfolio as of December 31, 2013
	Shares	Value ($)

Common Stocks 98.9%
Australia 6.4%
BGP Holdings PLC*	11,394,023	0
CFS Retail Property Trust	1,453,930	2,531,464
Dexus Property Group	3,670,205	3,294,669
Federation Centres Ltd.	1,720,192	3,595,345
GDI Property Group*	584,107	464,179
Goodman Group	1,081,772	4,581,659
GPT Group	1,336,865	4,069,408
Investa Office Fund	249,619	697,811
Mirvac Group	4,827,946	7,245,053
Stockland (Units)	1,638,975	5,298,929
Westfield Group (Units)	1,784,513	16,083,707
Westfield Retail Trust	2,271,348	6,025,370
(Cost $55,684,916)		53,887,594
Canada 3.7%
Allied Properties Real Estate Investment Trust (a)	310,154	9,565,211
Boardwalk Real Estate Investment Trust	75,745	4,267,675
Chartwell Retirement Residences (a)	628,829	5,913,864
First Capital Realty, Inc. (a)	207,728	3,463,274
RioCan Real Estate Investment Trust (a)	322,902	7,529,567
(Cost $33,495,753)		30,739,591
Channel Islands 0.5%
Camper & Nicholsons Marina Investments Ltd.*	1,550,000	243,839
LXB Retail Properties PLC*	1,880,000	3,980,479
(Cost $5,153,657)		4,224,318
China 0.7%
Agile Property Holdings Ltd.	2,046,000	2,198,265
Country Garden Holdings Co., Ltd.	5,779,449	3,485,205
(Cost $4,748,257)		5,683,470
France 3.5%
Gecina SA	24,000	3,171,639
Klepierre	131,000	6,071,665
Societe Fonciere Lyonnaise SA	26,000	1,363,109
Unibail-Rodamco SE	72,500	18,576,240
(Cost $24,115,156)		29,182,653
Germany 2.2%
Alstria Office REIT-AG*	155,000	1,951,422
Deutsche Euroshop AG	85,500	3,743,479
Deutsche Wohnen AG (Bearer)	197,000	3,823,223
DIC Asset AG (a)	415,900	3,827,292
LEG Immobilien AG*	93,500	5,524,745
(Cost $17,902,231)		18,870,161
Hong Kong 7.9%
Hang Lung Properties Ltd.	1,212,000	3,866,113
Henderson Land Development Co., Ltd.	856,000	4,894,123
Hongkong Land Holdings Ltd.	1,255,000	7,429,801
Link REIT	1,804,500	8,803,007
New World Development Co., Ltd.	4,415,000	5,601,322
Shimao Property Holdings Ltd.	1,551,000	3,559,027
Sino Land Co., Ltd.	972,288	1,331,604
Sun Hung Kai Properties Ltd.	1,334,000	17,005,246
Swire Properties Ltd.	1,511,600	3,823,249
Wharf Holdings Ltd.	1,334,000	10,195,978
(Cost $64,473,135)		66,509,470
Ireland 0.2%
Hibernia REIT PLC* (Cost $1,458,715)	1,064,560	1,713,482
Japan 15.6%
Global One Real Estate Investment Corp.	306	2,081,218
GLP J-REIT	1,225	1,197,982
Hulic Co., Ltd.	89,700	1,331,159
Japan Hotel REIT Investment Corp.	3,810	1,824,418
Japan Real Estate Investment Corp.	840	4,506,042
Japan Retail Fund Investment Corp.	2,265	4,612,218
Mitsubishi Estate Co., Ltd.	1,211,000	36,289,824
Mitsui Fudosan Co., Ltd.	624,000	22,509,069
Nippon Accommodations Fund, Inc.	736	4,952,538
Nippon Building Fund, Inc.	1,154	6,717,672
Nippon Prologis REIT, Inc.	330	3,154,983
Nomura Real Estate Master Fund, Inc.	4,305	4,433,701
Nomura Real Estate Office Fund, Inc.	530	2,465,846
NTT Urban Development Corp.	448,900	5,176,929
Sumitomo Realty & Development Co., Ltd.	381,000	18,990,231
Tokyo Tatemono Co., Ltd.	572,000	6,371,952
Tokyu REIT, Inc.	640	3,947,904
(Cost $92,400,375)		130,563,686
Netherlands 0.4%
Corio NV (Cost $3,582,687)	81,000	3,636,264
Norway 0.5%
Norwegian Property ASA (Cost $5,584,604)	3,200,000	3,823,231
Singapore 4.1%
Ascendas Real Estate Investment Trust	1,757,000	3,069,172
CapitaCommercial Trust	2,090,000	2,404,925
CapitaLand Ltd.	3,782,500	9,106,738
CapitaMall Trust	2,524,000	3,817,325
CapitaMalls Asia Ltd.	1,062,000	1,654,719
City Developments Ltd.	252,000	1,922,397
Global Logistic Properties Ltd.	3,419,000	7,844,876
Suntec Real Estate Investment Trust	3,379,000	4,129,130
(Cost $31,827,204)		33,949,282
Sweden 1.1%
Castellum AB	235,000	3,662,689
Fabege AB	450,000	5,384,425
(Cost $7,377,217)		9,047,114
Switzerland 0.8%
PSP Swiss Property AG (Registered)* (Cost $6,635,131)	75,000	6,368,242
United Kingdom 5.9%
British Land Co. PLC	1,095,000	11,413,090
Capital & Counties Properties PLC	578,000	3,161,085
Derwent London PLC	103,000	4,264,130
Great Portland Estates PLC	465,000	4,627,141
Hammerson PLC	860,000	7,152,320
Helical Bar PLC	202,000	1,092,571
Land Securities Group PLC	539,000	8,604,671
Max Property Group PLC* (a)	297,931	755,597
Quintain Estates & Development PLC*	1,194,000	1,868,745
Safestore Holdings PLC	635,000	1,693,567
St. Modwen Properties PLC	360,000	2,190,128
UNITE Group PLC	411,108	2,747,416
(Cost $38,034,292)		49,570,461
United States 45.4%
Acadia Realty Trust (REIT) (a)	129,495	3,215,361
Alexandria Real Estate Equities, Inc. (REIT)	65,654	4,176,908
American Campus Communities, Inc. (REIT)	128,987	4,154,671
AvalonBay Communities, Inc. (REIT)	150,409	17,782,856
Boston Properties, Inc. (REIT)	222,106	22,292,779
BRE Properties, Inc. (REIT)	91,442	5,002,792
Camden Property Trust (REIT)	120,873	6,875,256
CBL & Associates Properties, Inc. (REIT)	229,889	4,128,806
Chesapeake Lodging Trust (REIT)	175,373	4,435,183
CubeSmart (REIT)	275,995	4,399,360
DCT Industrial Trust, Inc. (REIT)	1,213,154	8,649,788
DiamondRock Hospitality Co. (REIT)	293,652	3,391,681
Douglas Emmett, Inc. (REIT)	437,826	10,196,968
Duke Realty Corp. (REIT)	592,332	8,908,673
DuPont Fabros Technology, Inc. (REIT)	170,459	4,212,042
Education Realty Trust, Inc. (REIT)	5,577	49,189
Equity Lifestyle Properties, Inc. (REIT)	66,463	2,407,955
Equity Residential (REIT)	367,761	19,075,763
Essex Property Trust, Inc. (REIT) (a)	36,825	5,284,756
Federal Realty Investment Trust (REIT)	84,638	8,583,140
General Growth Properties, Inc. (REIT)	557,534	11,189,707
Glimcher Realty Trust (REIT) (a)	460,289	4,308,305
HCP, Inc. (REIT)	193,165	7,015,753
Health Care REIT, Inc. (REIT)	106,653	5,713,401
Healthcare Realty Trust, Inc. (REIT)	217,965	4,644,834
Host Hotels & Resorts, Inc. (REIT) (a)	450,103	8,750,002
Kite Realty Group Trust (REIT)	454,317	2,984,863
LaSalle Hotel Properties (REIT) (a)	215,184	6,640,578
LTC Properties, Inc. (REIT)	88,513	3,132,475
Mack-Cali Realty Corp. (REIT)	96,225	2,066,913
National Retail Properties, Inc. (REIT) (a)	269,029	8,159,650
Piedmont Office Realty Trust, Inc. "A" (REIT) (a)	253,856	4,193,701
Post Properties, Inc. (REIT)	18,265	826,126
Prologis, Inc. (REIT)	314,674	11,627,204
Public Storage (REIT)	115,190	17,338,399
Realty Income Corp. (REIT) (a)	139,858	5,220,899
Regency Centers Corp. (REIT) (a)	133,890	6,199,107
Retail Properties of America, Inc. "A" (REIT)	399,145	5,077,124
Rexford Industrial Realty, Inc. (REIT)	157,637	2,080,808
Sabra Health Care REIT, Inc. (REIT)	102,360	2,675,690
Select Income REIT (REIT)	206,322	5,517,050
Simon Property Group, Inc. (REIT)	261,609	39,806,426
SL Green Realty Corp. (REIT)	95,536	8,825,616
Spirit Realty Capital, Inc. (REIT)	630,815	6,200,912
Sunstone Hotel Investors, Inc. (REIT)	436,945	5,855,063
Taubman Centers, Inc. (REIT)	64,884	4,147,385
Ventas, Inc. (REIT)	389,272	22,297,500
Vornado Realty Trust (REIT)	189,981	16,868,413
Weingarten Realty Investors (REIT)	134,259	3,681,382
(Cost $368,434,344)		380,269,213
Total Common Stocks (Cost $760,907,674)		828,038,232

Securities Lending Collateral 5.7%
Daily Assets Fund Institutional, 0.08% (b) (c) (Cost $47,662,968)	47,662,968	47,662,968

Cash Equivalents 0.6%
Central Cash Management Fund, 0.05% (b) (Cost $4,843,171)	4,843,171	4,843,171

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $813,413,813)†	105.2	880,544,371
Other Assets and Liabilities, Net	(5.2)	(43,834,261)
Net Assets	100.0	836,710,110

Portfolio holdings in real estate entities outside the United States are generally organized as either corporations, trusts or partnerships subject to the tax laws of their country of domicile.

* Non-income producing security.

† The cost for federal income tax purposes was $849,064,597. At December 31, 2013, net unrealized appreciation for all securities based on tax cost was $31,479,774. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $94,788,256 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $63,308,482.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2013 amounted to $46,206,808, which is 5.5% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$—	$53,887,594	$0	$53,887,594
Canada	30,739,591	—	—	30,739,591
Channel Islands	—	4,224,318	—	4,224,318
China	—	5,683,470	—	5,683,470
France	—	29,182,653	—	29,182,653
Germany	—	18,870,161	—	18,870,161
Hong Kong	—	66,509,470	—	66,509,470
Ireland	—	1,713,482	—	1,713,482
Japan	—	130,563,686	—	130,563,686
Netherlands	—	3,636,264	—	3,636,264
Norway	—	3,823,231	—	3,823,231
Singapore	—	33,949,282	—	33,949,282
Sweden	—	9,047,114	—	9,047,114
Switzerland	—	6,368,242	—	6,368,242
United Kingdom	—	49,570,461	—	49,570,461
United States	380,269,213	—	—	380,269,213
Short-Term Investments (d)	52,506,139	—	—	52,506,139
Total	$463,514,943	$417,029,428	$0	$880,544,371

There have been no transfers between fair value measurement levels during the year ended December 31, 2013.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2013
Assets
Investments: Investments in non-affiliated securities, at value (cost $760,907,674) — including $46,206,808 of securities loaned	$828,038,232
Investment in Daily Assets Fund Institutional (cost $47,662,968)*	47,662,968
Investment in Central Cash Management Fund (cost $4,843,171)	4,843,171
Total investments in securities, at value (cost $813,413,813)	880,544,371
Foreign currency, at value (cost $3,714,070)	3,713,665
Receivable for investments sold	2,256,647
Receivable for Fund shares sold	2,216,896
Dividends receivable	3,184,577
Interest receivable	8,567
Foreign taxes recoverable	54,900
Other assets	40,967
Total assets	892,020,590
Liabilities
Payable upon return of securities loaned	47,662,968
Payable for investments purchased	2,864,696
Payable for Fund shares redeemed	3,217,520
Accrued management fee	558,167
Accrued Trustees' fees	11,996
Other accrued expenses and payables	995,133
Total liabilities	55,310,480
Net assets, at value	$836,710,110
Net Assets Consist of
Accumulated distributions in excess of net investment income	(19,049,696)
Net unrealized appreciation (depreciation) on: Investments	67,130,558
Foreign currency	(1,658)
Accumulated net realized gain (loss)	(364,805,903)
Paid-in capital	1,153,436,809
Net assets, at value	$836,710,110

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of December 31, 2013 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($648,522,089 ÷ 80,721,744 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.03
Maximum offering price per share (100 ÷ 94.25 of $8.03)	$8.52
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($16,869,891 ÷ 2,088,769 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.08
Class S Net Asset Value, offering and redemption price(a) per share ($101,442,126 ÷ 12,610,326 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.04
Institutional Class Net Asset Value, offering and redemption price(a) per share ($69,876,004 ÷ 8,712,823 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.02

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2013
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,392,649)	$26,843,773
Interest	8,218
Income distributions — Central Cash Management Fund	5,844
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	347,603
Total income	27,205,438
Expenses: Management fee	9,181,524
Administration fee	924,585
Services to shareholders	1,269,144
Distribution and service fees	1,848,210
Custodian fee	242,512
Professional fees	114,006
Reports to shareholders	142,748
Registration fees	88,017
Trustees' fees and expenses	38,655
Other	62,922
Total expenses before expense reductions	13,912,323
Expense reductions	(1,849,170)
Total expenses after expense reductions	12,063,153
Net investment income	15,142,285
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	36,949,854
Capital gain dividends received	2,366,020
Foreign currency	(1,378,610)
37,937,264
Change in net unrealized appreciation (depreciation) on: Investments	(22,279,646)
Foreign currency	3,756
(22,275,890)
Net gain (loss)	15,661,374
Net increase (decrease) in net assets resulting from operations	$30,803,659

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2013	2012
Operations: Net investment income	$15,142,285	$15,032,935
Net realized gain (loss)	37,937,264	36,384,783
Change in net unrealized appreciation (depreciation)	(22,275,890)	160,025,764
Net increase (decrease) in net assets resulting from operations	30,803,659	211,443,482
Distributions to shareholders from: Net investment income: Class A	(22,772,319)	(35,479,265)
Class C	(467,982)	(788,338)
Class S	(3,926,726)	(5,461,254)
Institutional Class	(2,866,289)	(8,785,352)
Total distributions	(30,033,316)	(50,514,209)
Fund share transactions: Proceeds from shares sold	312,991,995	168,766,927
Reinvestment of distributions	28,546,125	48,023,795
Payments for shares redeemed	(380,025,411)	(312,710,388)
Redemption fees	8,563	6,025
Net increase (decrease) in net assets from Fund share transactions	(38,478,728)	(95,913,641)
Increase (decrease) in net assets	(37,708,385)	65,015,632
Net assets at beginning of period	874,418,495	809,402,863
Net assets at end of period (including accumulated distributions in excess of net investment income of $19,049,696 and $26,130,117, respectively)	$836,710,110	$874,418,495

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$8.09	$6.67	$7.51	$6.73	$5.38
Income (loss) from investment operations: Net investment incomea	.13	.13	.10	.13	.13
Net realized and unrealized gain (loss)	.10	1.77	(.70)	.99	1.84
Total from investment operations	.23	1.90	(.60)	1.12	1.97
Less distributions from: Net investment income	(.29)	(.48)	(.24)	(.34)	(.62)
Redemption fee	.00 *	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$8.03	$8.09	$6.67	$7.51	$6.73
Total Return (%)b,c	2.92	28.68	(7.85)	17.16	36.71
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	649	626	549	500	371
Ratio of expenses before expense reductions (%)	1.55	1.56	1.58	1.67	1.75
Ratio of expenses after expense reductions (%)	1.35	1.36	1.38	1.47	1.44
Ratio of net investment income (%)	1.59	1.73	1.31	1.91	2.22
Portfolio turnover rate (%)	107	94	113	104	114
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended December 31,
Class C	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$8.13	$6.70	$7.54	$6.75	$5.40
Income (loss) from investment operations: Net investment incomea	.07	.07	.04	.08	.10
Net realized and unrealized gain (loss)	.11	1.78	(.70)	.99	1.81
Total from investment operations	.18	1.85	(.66)	1.07	1.91
Less distributions from: Net investment income	(.23)	(.42)	(.18)	(.28)	(.56)
Redemption fee	.00 *	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$8.08	$8.13	$6.70	$7.54	$6.75
Total Return (%)b,c	2.08	27.66	(8.61)	16.19	35.68
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	17	16	16	23	25
Ratio of expenses before expense reductions (%)	2.34	2.35	2.40	2.47	2.56
Ratio of expenses after expense reductions (%)	2.14	2.15	2.20	2.25	2.21
Ratio of net investment income (%)	.82	.94	.48	1.12	1.45
Portfolio turnover rate (%)	107	94	113	104	114
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended December 31,
Class S	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$8.11	$6.68	$7.49	$6.71	$5.37
Income (loss) from investment operations: Net investment incomea	.15	.15	.11	.14	.14
Net realized and unrealized gain (loss)	.09	1.78	(.68)	.99	1.84
Total from investment operations	.24	1.93	(.57)	1.13	1.98
Less distributions from: Net investment income	(.31)	(.50)	(.24)	(.35)	(.64)
Redemption fee	.00 *	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$8.04	$8.11	$6.68	$7.49	$6.71
Total Return (%)b	3.01	29.10	(7.45)	17.20	37.13
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	101	90	41	118	96
Ratio of expenses before expense reductions (%)	1.36	1.37	1.60	1.86	1.83
Ratio of expenses after expense reductions (%)	1.16	1.17	1.13	1.35	1.29
Ratio of net investment income (%)	1.80	1.99	1.47	2.02	2.37
Portfolio turnover rate (%)	107	94	113	104	114
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

	Years Ended December 31,
Institutional Class	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$8.08	$6.66	$7.50	$6.72	$5.38
Income (loss) from investment operations: Net investment incomea	.16	.16	.12	.17	.15
Net realized and unrealized gain (loss)	.10	1.78	(.69)	.99	1.83
Total from investment operations	.26	1.94	(.57)	1.16	1.98
Less distributions from: Net investment income	(.32)	(.52)	(.27)	(.38)	(.64)
Redemption fee	.00 *	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$8.02	$8.08	$6.66	$7.50	$6.72
Total Return (%)b	3.29	29.21	(7.48)	17.59	37.07
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	70	142	168	272	206
Ratio of expenses before expense reductions (%)	1.19	1.20	1.22	1.20	1.24
Ratio of expenses after expense reductions (%)	.99	1.00	1.02	1.00	1.17
Ratio of net investment income (%)	1.93	2.07	1.62	2.37	2.49
Portfolio turnover rate (%)	107	94	113	104	114
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS RREEF Global Real Estate Securities Fund (the "Fund") is a diversified series of DWS Securities Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are categorized as Level 1 securities. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2013, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2013, the Fund had a net tax basis capital loss carryforward of approximately $340,123,000 of pre-enactment losses, including $29,879,000 inherited from its merger with DWS RREEF World Real Estate Fund, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($89,978,000) and December 31, 2017 ($250,145,000), the respective expiration dates, whichever occurs first, subject to certain limitations under Sections 381–384 of the Internal Revenue Code.

In addition, from November 1, 2013 through December 31, 2013, the Fund elects to defer qualified late year losses of approximately $2,906,000 of net short-term realized capital losses and $5,495,000 of net ordinary losses and treat them as arising in the fiscal year ending December 31, 2014.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2013 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. With respect to the Fund's investment in passive foreign investment companies, for U.S. tax purposes, such investments may, among other things, cause the Fund to recognize and distribute taxable income without a corresponding receipt of cash as a result of recognizing certain unrealized gains at year end as ordinary income that would have otherwise been treated as capital gain upon disposition. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2013, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Net unrealized appreciation (depreciation) on investments	$31,479,774
Capital loss carryforwards	$(340,123,000)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2013	2012
Distributions from ordinary income*	$30,033,316	$50,514,209

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund periodically recharacterizes distributions received from a United States Real Estate Investment Trust ("U.S. REIT") investment based on information provided by the U.S. REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a U.S. REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made to the accounting records in the following year when such information becomes available. Distributions received from U.S. REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends received on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. With respect to the distributions received from foreign domiciled corporations, generally determined to be passive foreign investment companies for tax reporting purposes, such amounts are included in dividend income without any recharacterization.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended December 31, 2013, purchases and sales of investment securities (excluding short-term investments) aggregated $966,588,079 and $1,020,762,550, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Under the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Fund's average daily net assets	1.000%
Next $500 million of such net assets	.985%
Next $1 billion of such net assets	.960%
Over $2 billion of such net assets	.945%

RREEF America L.L.C. ("RREEF"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the subadvisor for the Fund. While DIMA is the investment advisor to the Fund, the day-to-day activities of managing the Fund's portfolio have been delegated to RREEF. DIMA compensates RREEF out of the management fee it receives from the Fund.

Pursuant to investment subadvisory agreements between RREEF and Deutsche Alternatives Asset Management (Global) Limited, Deutsche Asset Management (Hong Kong) Limited and Deutsche Investments Australia Limited (the "sub-subadvisors"), said entities acted as sub-subadvisors to the Fund. Effective May 27, 2013, Deutsche Asset Management (Hong Kong) Limited no longer serves as the sub-subadvisor to the Fund. The Fund's sub-subadvisors are indirect, wholly owned subsidiaries of Deutsche Bank AG. As sub-subadvisors, under the supervision of the Board of Trustees, DIMA and RREEF, the sub-subadvisors manage the Fund's investments in specific foreign markets. The subadvisor pays each sub-subadvisor for its services from the investment advisory fee it receives from the Advisor.

For the period from January 1, 2013 through September 30, 2014, the Advisor had contractually agreed to waive a portion of its management fee in the amount of 0.20% of the Fund's average daily net assets.

For the period from January 1, 2013 through September 30, 2013, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.44%
Class C	2.19%
Class S	1.29%
Institutional Class	1.19%

Effective October 1, 2013 through September 30, 2014, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.45%
Class C	2.20%
Class S	1.30%
Institutional Class	1.20%

Accordingly, for the year ended December 31, 2013, the Advisor waived a portion of its management fee aggregating $1,849,170, and the amount charged aggregated $7,332,354, which was equivalent to an annual effective rate of 0.79% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administration Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administration Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2013, the Administration Fee was $924,585, of which $70,293 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2013, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2013
Class A	$58,804	$7,575
Class C	7,115	1,119
Class S	50,098	10,370
Institutional Class	3,307	418
	$119,324	$19,482

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended December 31, 2013, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at December 31, 2013
Class C	$135,440	$10,750

In addition, DIDI provides information and administration services for a fee ("Service Fee") to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended December 31, 2013, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at December 31, 2013	Annual Effective Rate
Class A	$1,668,596	$431,705	.24%
Class C	44,174	11,418	.24%
	$1,712,770	$443,123

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended December 31, 2013 aggregated $6,793.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on a rate of 1% for Class C of the value of the shares redeemed. For the year ended December 31, 2013, the CDSC for Class C shares aggregated $1,203. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended December 31, 2013, DIDI received $334 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $17,779, of which $7,526 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2013.

E. Real Estate Concentration Risk

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting real estate securities, including REITs, will have a significant impact on the fund's performance. In particular, real estate companies can be affected by the risks associated with direct ownership of real estate, such as general or local economic conditions, increases in property taxes and operating expenses, liability or losses owing to environmental problems, falling rents (whether owing to poor demand, increased competition, overbuilding, or limitations on rents), zoning changes, rising interest rates, and losses from casualty or condemnation. In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk. Further, REITs are dependent upon management skills and may not be diversified.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	29,726,867	$248,265,226	15,893,312	$122,104,168
Class C	588,897	4,996,247	352,214	2,758,269
Class S	5,072,873	42,845,506	2,912,595	22,443,370
Class M*	—	—	25	171
Institutional Class	2,033,737	16,885,016	2,762,910	21,460,949
		$312,991,995		$168,766,927
Shares issued to shareholders in reinvestment of distributions
Class A	2,870,140	$22,722,407	4,447,805	$35,315,575
Class C	52,559	418,453	86,006	686,325
Class S	370,977	2,941,090	504,713	4,012,472
Institutional Class	311,668	2,464,175	1,010,016	8,009,423
		$28,546,125		$48,023,795
Shares redeemed
Class A	(29,232,355)	$(248,494,386)	(25,213,035)	$(191,210,571)
Class C	(557,016)	(4,679,597)	(766,539)	(5,831,833)
Class S	(3,922,308)	(32,764,034)	(3,519,567)	(27,358,817)
Class M*	—	—	(346,903)	(2,464,473)
Institutional Class	(11,232,950)	(94,087,394)	(11,416,260)	(85,844,694)
		$(380,025,411)		$(312,710,388)
Shares converted
Class S	—	$—	5,013,343	$37,200,985
Class M*	—	$—	(5,025,534)	$(37,200,985)
Redemption fees		$8,563		$6,025
Net increase (decrease)
Class A	3,364,652	$22,499,319	(4,871,918)	$(33,785,145)
Class C	84,440	735,455	(328,319)	(2,387,239)
Class S	1,521,542	13,024,701	4,911,084	36,298,336
Class M*	—	—	(5,372,412)	(39,665,287)
Institutional Class	(8,887,545)	(74,738,203)	(7,643,334)	(56,374,306)
		$(38,478,728)		$(95,913,641)

* On February 24, 2012, Class M shares converted into Class S shares.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Securities Trust and Shareholders of DWS RREEF Global Real Estate Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS RREEF Global Real Estate Securities Fund (the "Fund") at December 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 26, 2014	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2013 to December 31, 2013).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2013 (Unaudited)
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 7/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/13	$1,013.80	$1,009.20	$1,014.70	$1,016.20
Expenses Paid per $1,000*	$6.85	$10.74	$5.99	$5.03
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 7/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/13	$1,018.40	$1,014.52	$1,019.26	$1,020.21
Expenses Paid per $1,000*	$6.87	$10.76	$6.01	$5.04

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS RREEF Global Real Estate Securities Fund	1.35%	2.12%	1.18%	.99%

For more information, please refer to the Fund's prospectuses.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of DWS RREEF Global Real Estate Securities Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA"), the sub-advisory agreement (the "Sub-Advisory Agreement") between DIMA and RREEF America L.L.C. ("RREEF"), an affiliate of DIMA, and the sub-sub-advisory agreements (the "Sub-Sub-Advisory Agreements," and together with the Agreement and the Sub-Advisory Agreement, the "Agreements") between RREEF and each of Deutsche Alternatives Asset Management (Global) Limited and Deutsche Investments Australia Limited (collectively, the "Sub-Sub-Advisors"), all affiliates of DIMA, in September 2013.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

— In September 2013, all of the Fund's Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund's Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA, RREEF and the Sub-Sub-Advisors are part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA's parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's, RREEF's and the Sub-Sub-Advisors' personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA, RREEF and the Sub-Sub-Advisors provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for each of the one-, three- and five-year periods ended December 31, 2012, the Fund's performance (Class A shares) was in the 3rd quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund had approximately the same performance as its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2012.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory and sub-sub-advisory fee schedules, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). With respect to the sub-advisory and sub-sub-advisory fees paid to RREEF and the Sub-Sub-Advisors, the Board noted that the fees are paid by DIMA and RREEF, respectively, out of their fees and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2012, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

The Board noted that, in connection with the 2013 contract renewal process, DIMA agreed to waive a portion (0.20%) of the Fund's management fee through September 30, 2014.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA, RREEF and the Sub-Sub-Advisors.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their independent counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009–present; Clinical Professor from 1997–September 2009); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003– present); Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Chairman of the Board of Trustees, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	103	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	103	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, CardioNet, Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8,9 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Vice President, Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

9 Effective as of December 1, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. RREEF America L.L.C. ("RREEF"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the subadvisor for the fund.
Pursuant to agreements between RREEF and Deutsche Alternatives Asset Management (Global) Limited and Deutsche Investments Australia Limited (the "sub-subadvisors"), these entities act as sub-subadvisors to the fund. The sub-subadvisors, which are indirect, wholly owned subsidiaries of Deutsche Bank AG, act under the supervision of the Board, DIMA and RREEF. RREEF allocates, and reallocates as it deems appropriate, the fund's assets among the sub-subadvisors.
Deutsche Alternatives Asset Management (Global) Limited evaluates stock selections for the European portion of the fund's portfolio. Deutsche Investments Australia Limited evaluates stock selections for the Asian and Australian portions of the fund's portfolio.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	RRGAX	RRGCX	RRGTX	RRGIX
CUSIP Number	23337G 118	23337G 126	23337G 134	23337G 142
Fund Number	456	756	2365	811

Notes

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DRG RESF-2
(R-025786-3 2/14)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS RRREF GLOBAL REAL ESTATE SECURITIES FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2013	$67,902	$0	$0	$1,500
2012	$66,870	$0	$0	$3,942

“All Other Fees Billed to the Fund” were billed for services associated with foreign tax filings.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2013	$0	$66,535	$0
2012	$0	$56,300	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2013	$1,500	$66,535	$0	$68,035
2012	$3,942	$56,300	$0	$60,242

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS RREEF Global Real Estate Securities Fund, a series of DWS Securities Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	February 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	February 28, 2014

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	February 28, 2014